NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND NEITHER MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE ACT OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, IF REQUESTED BY THE COMPANY, WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                  EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 3 OF THIS WARRANT


Warrant No. A-____                                    Number of Shares: ________
                                                         (subject to adjustment)

Date of Issuance: July 2, 2004


                         UNIVERSAL DETECTION TECHNOLOGY

                          COMMON STOCK PURCHASE WARRANT

     Universal Detection Technology, a California corporation (the "COMPANY"), for value received, hereby certifies that [__________________], or [HIS/HER/ITS] registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, at any time and from time to time on or after the date of issuance and, unless earlier terminated pursuant to Section 1(d) below, on or before 5:00 p.m., Pacific Standard Time, on July 2, 2009, and shall expire thereafter (the "EXERCISE PERIOD"), [_________] shares of Common Stock of the Company (the "COMMON Stock"), at an exercise price of $0.50 per share. The shares purchasable upon exercise of this warrant ("WARRANT") and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "WARRANT SHARES" and the "EXERCISE PRICE," respectively.

     1.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, along with the purchase form appended hereto as EXHIBIT A duly executed and completed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate by notice in writing to the Registered Holder, accompanied by either cash or certified cashier's check payable to the Company (or wire transfer of immediately available funds), in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise (the "AGGREGATE EXERCISE PRICE").

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "EXERCISE DATE"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) Within fifteen (15) days after the date of exercise of this Warrant, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct: (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise; and (ii) a new Warrant representing the shares with respect to which this Warrant shall not have been exercised (unless this Warrant has been fully exercised or has expired); PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involving the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Holder and the Company shall not be required to issue or deliver certificates until the person or person requesting the issuance thereof shall have paid the Company the amount of tax or shall have established to the Company that such tax has been paid. Notwithstanding the foregoing, the Registered Holder shall be solely responsible for any income taxes payable and arising from the issuance or exercise of this Warrant, or any AD VALOREM property or intangible tax assessed against the Registered Holder.

          (d) Notwithstanding any other provision of this Warrant, the right to exercise this Warrant shall terminate prior to July 2, 2009, upon the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise in which the Registered Holder would be entitled to cash or securities traded on a national security exchange, the Nasdaq Stock Market, or an over-the-counter market in exchange for the Warrant Shares (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

     2. ADJUSTMENTS. In order to prevent dilution of the rights granted under this Warrant and to grant the Registered Holder certain additional rights, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this
          Section 2.

          (a) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time after the date on which this Warrant was first issued (the "ORIGINAL ISSUE DATE") effect a subdivision (by any stock split or otherwise) of the outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

               (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

               (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

PROVIDED, HOWEVER, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (c) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time after the Original Issue Date while this Warrant remains outstanding and unexpired, the Common Stock issuable upon exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of exercise of this Warrant and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment in this
               Section 2.

          (d) ADJUSTMENT FOR MERGERS OR REORGANIZATIONS, ETC. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 1(d), 2(a), or 2(b)) is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any such Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of a majority of the Warrants then remaining outstanding) to ensure that the Registered Holder shall have the right to receive, in lieu of or in addition to (as the case may be) such shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant, the kind and amount of securities, cash or other property as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In such case, appropriate adjustment (in form and substance reasonably satisfactory to the Registered Holders of a majority of the Warrants then remaining outstanding) shall be made with respect to the Registered Holder's rights and interests to ensure that the provisions of this Section 2 shall thereafter be applicable to the Warrants.

          (e) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this
               Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, promptly furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Registered Holder.

     3.   REQUIREMENTS FOR TRANSFER.

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act and that the transferee is an "accredited investor" as the term is defined in Rule 501(a) of Regulation D.

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

     4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5.   NOTICES OF RECORD DATE, ETC. In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b)  of any Organic Change; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holders at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the Registered Holders) and at least ten (10) days prior to the effective date of such event specified in clause (b) or (c) hereof a notice specifying, as the case may be,
(i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such Organic Change, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such Organic Change, dissolution, liquidation or winding-up; PROVIDED, HOWEVER, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Nothing herein shall prohibit the Registered Holder from exercising this Warrant during the ten (10) day period commencing on the date of such notice.

     6. RESERVATION OF STOCK. The Company covenants that for the duration of the Exercise Period, the Company will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the exercise of this Warrant and free of preemptive rights, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant. The Company further covenants that it shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued is insufficient to permit the exercise of this Warrant.

     7. ISSUANCE UPON EXERCISE. All shares of Common Stock issuable upon exercise of this Warrant will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under any agreement between the Holder and the Company and under applicable state and federal securities laws, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

     8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

     9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of a Registered Holder shall be satisfactory) of the ownership and loss, theft, destruction or mutilation of any certificate evidencing this Warrant and in the case of loss, theft or destruction, upon delivery of an unsecured indemnity agreement of the Registered Holder in form and amount reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of such certificate, the Company shall, at the Registered Holder's expense, execute and deliver in lieu of such certificate, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     10.  TRANSFERS, ETC.

          (a) The Company shall maintain a register at its principal executive office containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder are transferable, in whole or in part (but not for less than 50,000 shares at a time), upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT B hereto) at the principal executive office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; PROVIDED, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          (d) The Company shall not close its books against the transfer of this Warrant or any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to ensure that the par value per share of the unissued Common Stock acquirable upon exercisable of this Warrant is at all times equal to or less than the Exercise Price then in effect.

     11. MAILING OF NOTICES, ETC. Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of:
          (a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service such as Federal Express, or (d) five (5) days after mailing via certified mail, return receipt requested. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth for such party:

               If to a Registered Holder:

               [INSERT ADDRESS]
               Attn:_____________________________

               If to the Company:

               Universal Detection Technology
               9595 Wilshire Blvd., Suite 700
               Beverly Hills, CA 90212
               Phone: (310) 273-2661
               Fax: (310) 273-2662
               Attn: Jacques Tizabi

               With a copy to (which does not constitute notice):

               Akin Gump Strauss Hauer & Feld LLP
               2029 Century Park East, 24th Floor
               Los Angeles, California  90067
               Phone:  (310) 229-1000
               Fax:  (310) 229-1001
               Attn: Julie Kaufer, Esq.


Any party hereto (and such party's permitted assigns) may change such party's address for receipt of future notices hereunder by giving written notice to the Company and the other parties hereto.

     12. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Subject to the provisions of Sections 2 and 5 hereof, until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company (in its capacity as a Registered Holder), including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of, or attend meetings of stockholders or any other proceedings of the Company.

     13. AMENDMENT OR WAIVER. This Warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor, except as to the number of shares of Common Stock subject thereto and the exercise price (collectively, the "COMPANY WARRANTS"). Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least a majority of the number of shares of Common Stock issued or issuable upon exercise of the Company Warrants then remaining outstanding; PROVIDED that any such amendment or waiver must apply to all Company Warrants then outstanding; and PROVIDED FURTHER that the number of Warrant Shares subject to this Warrant, the Exercise Price of this Warrant and the number of shares or class of stock obtainable upon exercise of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price). The Company shall promptly give notice to all holders of the Company Warrants of any amendments effected in accordance with this Section 13. No special consideration may be given to any holder as inducement to waive or amend this Warrant unless such consideration is given equally and ratably to all holders.

     14. SUCCESSORS AND ASSIGNS. Subject to Section 1(d), this Warrant shall be binding upon and inure to the benefit of the Registered Holder and its assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company's assets. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Holder. The Registered Holder may not assign this Warrant without the Company's prior written consent.

     15. REMEDIES. In the event of a breach by the Company of any of its obligations under this Warrant, the Registered Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of its breach of any of the provisions of this Warrant and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     16. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     17. COUNTERPARTS. This Warrant may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     18. SEVERABILITY. The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Warrant, as applied to any party or to any circumstance, is adjudged by a court not to be enforceable in accordance with its terms, the parties agree that the court making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

     19. TITLES AND SUBTITLES. The article and section headings contained in this Warrant are inserted for convenience only and will not affect in any way the meaning or interpretation of this Warrant.

     20. THIRD PARTIES. Nothing in this Warrant, express or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Warrant.

     21. GOVERNING LAW. This Warrant and the performance of the transactions and the obligations of the parties hereunder will be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to any choice of law principles.



                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                  THE COMPANY:

                                  UNIVERSAL DETECTION TECHNOLOGY,
                                  a California corporation


                                  By:
                                     -------------------------------------------
                                     Jacques Tizabi
                                     Chief Executive Officer

                                                                  EXHIBIT A




                                  PURCHASE FORM
To:_________________                                          Dated:____________


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant.

     The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $________ in lawful money of the United States.

                                            [------------------------------]


                                            -------------------------------
                                            Name:
                                            Title:


                                            Address: -----------------------

                                                     -----------------------

                                                                  EXHIBIT B



                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

NAME OF ASSIGNEE                  ADDRESS                  NO. OF SHARES



Dated:_____________________

                                                   [---------------------------]

                                                   -----------------------------
                                                   Name:
                                                   Title: